UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 28, 2013 (May 25, 2013)

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MINERCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

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NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Trafalgar Square
Suite 455
Nashua, NH 03063
(Address of principal executive offices, including zip code.)

(603) 732-6948
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On May 25, 2013, we entered into a Return of Asset Agreement with Energia Renovable Hondureñas S.A. (ERHSA) to return one hundred percent (100%) of the Sayab Wind Project back to the originating company in exchange for a six percent (6%) royalty interest after the Project is completed by ERHSA or his assigns.

Return of Assets.

Agreement to Transfer and Return.  Upon the terms and subject to the conditions set forth in this Agreement and upon the representations and warranties made herein by each of the parties to the other, on the Closing Date (as such term is hereinafter defined), Buyer shall return to Seller, and Seller shall  acquire from Buyer, One Hundred percent (100%) of all of the Buyer’s rights, title and interest in and to a certain Hydro-Electric Project located in Honduras known as the “Sayab Wind Project” more specifically defined in Schedule 2.0 attached to the Asset Purchase Agreement, dated January 18, 2011, and incorporated therein by reference, (hereinafter sometimes referred to as the “Project”) for the consideration and upon the terms and subject to the conditions set forth in the Asset Purchase Agreement.

Purchase Price.  Upon the terms and subject to the conditions set forth in this Agreement, in reliance upon the representations, warranties, covenants and agreements of the Buyer contained herein, and in exchange for One Hundred percent (100%) of all of the Buyer’s rights, title and interest in and to the Project , Seller agrees to deliver to Buyer a royalty of Six Percent (6%) of the adjusted gross revenues, derived after all applicable taxes, from the Project AND return any and all shares of the Buyer’s $.001 par value common stock of Buyer (“Buyer’s Shares”) as distributed to the Seller(s) as referenced in the Asset Purchase Agreement, dated January 18, 2011 (the “Purchase Price”).

Payment of Purchase Price. The Purchase Price shall be payable as follows:

(a)
Seller shall return any and all shares of the Buyer’s $.001 par value common stock of Buyer (“Buyer’s Shares”) as distributed to the Seller(s) as referenced in the Asset Purchase Agreement, dated January 18, 2011 to Buyer or Buyers assign’s within 30 days of the transfer of title as defined in Section 1.4 herein.

(b)
Buyer shall return or cause to be transferred back to Seller One Hundred percent (100%) of all of the Buyer’s rights, title and interest in and to the Project within 30 days of the Closing as defined in Section 1.4 herein.

(c)	As additional consideration for this Agreement, Seller shall pay to Buyer a royalty of Six Percent (6%) of the adjusted gross revenues, derived after all applicable taxes, from the Project.

Closing.  The closing of the transaction contemplated herein (the "Closing") will be at the office of Buyer on or before May 25, 2013, or at such other place or at such other date and time as Seller and Buyer may mutually agree.  Such date and time of Closing is herein referred to as the "Closing Date."

The foregoing description of the Return of Asset Agreement is qualified in its entirety by reference to the full text of the Return of Asset Agreement, attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

Item 9.01    Financials Statements and Exhibits

EXHIBIT 10.1 - Return of Asset Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINERCO RESOURCES, INC.

Dated: May 28, 2013	By:	/s/ John Powers
John Powers

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